UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

Date of Report: July 1, 2016

Date of Earliest Event Reported: December 10, 2015

UNI LINE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-196336	42-1777496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1, Barons Court Road, London, W14 9DU, England,

United Kingdom

+ 44 020 3287 6608

 (Address of principal executive offices)(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 10, 2015, DKM Certified Public Accountants (the “Former Accountant”) resigned as the Company’s independent registered public accounting firm. On April 23, 2016 the Company engaged Gillespie & Associates, PLLC. Certified Public Accountants (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit report on the financial statements of the Company for the fiscal year ended February 28, 2014 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended February 28, 2014 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through December 10, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through July 1, 2016, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On June 26, 2016, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  The Former Accountant’s declined to provide such letter to the Company citing the fact that they do no operate under the DKM name any longer since they were sanctioned on December 10, 2015.
Refer to the following link: http://www.sec.gov/news/pressrelease/2015-275.html. Furthermore, upon acknowledgement of the sanction of DKM, the Company is having the 2/28/2014 financials re-audited and they should not be relied upon until completed

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

16	DKM Certified Public Accountant’s letter has not been provided.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNI LINE CORP.

Date: July 1, 2016	By: /s/ Roman Ehlert
Roman Ehlert, President and Chief Executive Officer and Chief Financial Officer
By: /s/ Roman Ehlert